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                                                                   EXHIBIT 10.71

THIS INSTRUMENT PREPARED BY:
LUIS A. CONSUEGRA, ESQ.
OCEAN BANK, LEGAL DEPT.
780 NW 42ND AVENUE, SUITE 300
MIAMI, FLORIDA 33126



NOTE: DOCUMENTARY STAMP TAX AND INTANGIBLE TAX ARE HEREBY PAID ON THE FUTURE ADVANCE IN THE AMOUNT OF $9,750,000.00. DOCUMENTARY STAMP TAX AND INTANGIBLE TAX HAVE BEEN PAID ON THE ORIGINAL NOTE AS EVIDENCED BY INSTRUMENT RECORDED IN OFFICIAL RECORDS BOOK 1923 AT PAGE 2502 OF THE PUBLIC RECORDS OF OSCEOLA COUNTY, FLORIDA; THEREFORE, NO ADDITIONAL DOCUMENTARY STAMP TAX NOR INTANGIBLE TAX IS DUE ON THE CONSOLIDATED NON-REVOLVER NOTE NOR THE REVOLVER NOTE.



                  FUTURE ADVANCE, CONSOLIDATION, MODIFICATION,
                                       AND
                   RATIFICATION OF MORTGAGE AND NOTE AGREEMENT

                  THIS AGREEMENT made and entered into on this______ day of _________ 2002, by and between OCEAN BANK, a Florida banking corporation, hereinafter referred to as "THE BANK"; and ORIOLE HOMES CORP., a Florida corporation, hereinafter referred to as "THE MORTGAGOR";


                           W I T N E S S E T H:

                  THAT THE MORTGAGOR on August 23, 2001 obtained a land acquisition loan from THE BANK for the amount of ONE MILLION THREE HUNDRED SEVENTY FIVE THOUSAND AND NO/100 DOLLARS ($1,375,000.00, as evidenced by a promissory note of said date, in said amount, and under the terms, covenants and conditions as recited therein, hereinafter referred to as the "ORIGINAL NOTE;" and

                  THAT the ORIGINAL NOTE is secured by a Mortgage Deed executed by and delivered by THE MORTGAGOR to THE BANK, dated August 23, 2001, recorded in Official Records Book 1923 at Page 2502 of the Public Records of Osceola County, Florida, Florida, hereinafter referred to as THE MORTGAGE, encumbering the property legally described as follows:

                  Lots 105, 106, 377, and Tract C and Tract D, CELEBRATION SOUTH VILLAGE UNIT 3, according to the Plat thereof as recorded in Plat Book 11 at page 34 through 50, inclusive, of the Public Records of Osceola County, Florida.





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                  THAT, as additional security collateral for the above
promissory note, THE MORTGAGOR executed in favor of THE BANK the following instruments:

                  (i) UCC-1 Financing Statement recorded in Official Records Book 1923 at Page 2521;

                  (ii) Assignment of Leases, Rents and Profits recorded in Official Records Book 1923 at Page 2515; and

                  (iii) Collateral Assignment of Development Documents recorded in Official Records Book 1923 at Page 2523 all of the Public Records of Osceola County, Florida; together with:

                  (iv)     Various other loan documentation,

hereinafter collectively referred to as the Loan Documents; and

                  THAT pursuant to the future advance clause as contained in THE MORTGAGE, THE MORTGAGOR is requesting a future advance for the amount of $9,750,000.00 for construction purposes, and has further requested that it be consolidated together with the ORIGINAL NOTE for a total loan amount of ELEVEN MILLION ONE HUNDRED TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($11,125,000.00), and THE BANK agreed to it provided that the future advance and consolidation be secured by THE MORTGAGE, and all Loan Documents..

                  NOW THEREFORE, in consideration of the premises, the amount of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration in hand paid by the parties each to the other, the receipt of which is hereby acknowledged, the parties hereby mutually covenant and agree as follows:

                  (1) That above recitals are true and correct.

                  (2) That all payments due THE BANK pursuant to ORIGINAL NOTE are current, and the present outstanding principal balance is $1,331,362.23, plus accrued interest, with a balance available for disbursement of $43,637.77.

                  (3) That THE MORTGAGOR does hereby acknowledge the availability from THE BANK of the sum of NINE MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($9,750,000.00), which together with the ORIGINAL NOTE makes a total loan amount of ELEVEN MILION ONE HUNRED TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($11,125,000.00), plus accrued interest, if any, which debt is evidenced by two promissory notes of even date herewith for the amount of $8,441,298.00 and $2,683,702.00, and under the terms, covenants and conditions as recited therein, hereinafter referred to as the REVOLVER NOTE and the CONSOLIDATED NON REVOLVER NOTE, respectively.

                  (4) That THE MORTGAGOR and THE BANK do hereby acknowledge that the ORIGINAL NOTE is hereby superseded and substituted by the CONSOLIDATED NON-REVOLVER NOTE of even date herewith.

                  (5) That THE MORTGAGE, this Agreement and all related Loan Documents hereinbefore executed continue to encumber the property hereinbefore described, and owned by THE MORTGAGOR. THE MORTGAGOR herein further represents



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and warrants that THE MORTGAGE, as modified, does constitute a First Mortgage as to said property and that MORTGAGOR has not in any manner or by any means whatsoever impaired the position of THE BANK as holder of said First Mortgage lien upon the property.

                  (6) That THE MORTGAGE, along with this Agreement and all related Loan Documents hereinbefore executed, shall continue to secure the CONSOLIDATED NON-REVOLVER NOTE, and the REVOLVER NOTE; and shall also secure any and all present and/or future debts or obligations of THE MORTGAGOR, including but not limited to interest, overdrafts, expenses of collection, attorney's fees (including appeal in any litigation proceedings), etc.

                  (7) That THE MORTGAGOR does hereby expressly confirm and ratify that it has no claims, demands, choses in action, counter-claims or set-offs against the CONSOLIDATED NON-REVOLVER NOTE, the REVOLVER NOTE, THE MORTGAGE, all Loan Documents and/or THE BANK, and that THE MORTGAGOR is justly indebted unto THE BANK for the CONSOLIDATED NON-REVOLVER NOTE and the REVOLVER NOTE, plus all accrued interest, if any, secured by THE MORTGAGE, and all Loan Documents.

                  (8) That except as herein stated, all the terms, conditions, specific clauses, paragraphs and stipulations of the CONSOLIDATED NON-REVOLVER NOTE, the REVOLVER NOTE, THE MORTGAGE, and all Loan Documents, shall remain in full force and effect and are hereby ratified and confirmed.

                  (9) That THE MORTGAGOR does hereby confirm that this instrument shall not be construed in any event whatsoever as an extinction or cancellation of the original obligation, the same being only a modification of the terms of the original obligation which is expressly ratified for all legal intents and purposes, being it clearly understood and agreed that this document is not novation but rather, only a modification of the original obligation.

                  (10) THE BANK AND THE MORTGAGOR SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

                  (11) THE BANK AND THE MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTELLIGENTLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT, AND/OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, AND/OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS WAIVER APPLIES IN THE EVENT ANY OTHER PARTIES INSTITUTE, JOIN, OR DEFEND ANY LITIGATION. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK EXTENDING CREDIT TO MORTGAGOR. IT IS EXPRESSLY AGREED THAT NO PARTY OR ENTITY HAS REPRESENTED THAT THIS WAIVER WILL NOT BE ENFORCED.

                  (12) VENUE AND JURISDICTION SHALL BE IN OSCEOLA COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDINGS IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY THE MORTGAGOR IN FAVOR OF THE BANK.



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                  IN WITNESS WHEREOF, the parties have set their hands and
official seals on the day and year first hereinabove written.

Signed, sealed and delivered           THE BANK:
in the presence of:
                                       OCEAN BANK,
                                       a Florida banking corporation
                                       780 N. W. 42nd Ave., Miami, FL 33126

                                       BY:
----------------------------           -----------------------------------



                                       ATTEST:
----------------------------           -----------------------------------


                                       THE MORTGAGOR:

                                       ORIOLE HOMES CORP., a
                                       Florida corporation.
                                       1690 S. Congress Avenue, #200
                                       Delray Beach, FL 33445

                                       By:
----------------------------           -----------------------------------
                                              MARK A. LEVY, PRESIDENT


                                       Attest:
----------------------------           -----------------------------------
                                              JOSEPH PIVINSKI,  ASST.
                                                SECRETARY

STATE OF FLORIDA:
                           SS.
COUNTY  OF MIAMI-DADE:

         I HEREBY CERTIFY that on this _____ day of ______________________, 2002, day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared __________________ and _____________________________ as ______________________Vice-President and
___________________________________, respectively, of OCEAN BANK, a state banking corporation, on behalf of the corporation. They are personally known to me.


                                         ------------------------------------
                                         NOTARY PUBLIC, STATE OF FLORIDA.
                                         ENI F. CALVINO
My commission expires:



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STATE OF FLORIDA:
                             SS.
COUNTY  OF BROWARD:

         I HEREBY CERTIFY that on this __________day of __________________, 2002, before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared MARK A. LEVY AND JOSEPH PIVINSKI, as President and Asst. Secretary, respectively, of ORIOLE HOMES CORP., a Florida corporation, on behalf of the corporation. They have produced Florida driver's licenses as identification and/or are personally known to me.

                                     ---------------------------------------
                                      NOTARY PUBLIC, STATE OF FLORIDA
                                      Print Name:
                                     ---------------------------------------
My commission expires:




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